[EXECUTED VERSION]

CONSENT AND SECOND AMENDMENT dated as of November 20, 2023 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 25, 2022 (the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”), among TRANE TECHNOLOGIES HOLDCO INC., a Delaware corporation (“Trane Holdco”), TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED, a Delaware corporation (“Trane Global”), TRANE TECHNOLOGIES FINANCING LIMITED, an Irish private company limited by shares with registered number 624886 and registered office at 170/175 Lakeview Drive, Airside Business Parks, Sword, Co. Dublin, Ireland, K67 EW96 (“Trane Ireland” and, together with Trane Holdco and Trane Global, the “Borrowers” and each individually, a “Borrower”), TRANE TECHNOLOGIES PLC, an Irish public limited company (“Trane Parent”), as a Guarantor, the other Guarantors from time to time party thereto, the BANKS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Existing Credit Agreement.

WHEREAS pursuant to the Existing Credit Agreement, the Banks have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS Trane Parent and the Borrowers intend to consummate an internal reorganization, pursuant to which, among other transactions, (a) Trane Global will be re-domiciled as a Luxembourg company and subsequently merged with and into Trane Technologies Lux International Holding Company S.à r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg (“Trane Lux”), with Trane Lux surviving the merger and continuing as a Guarantor under the Amended Credit Agreement (the “Lux Merger”), (b) (i) all the equity interests of Trane Grid Services LLC, a Kentucky limited liability company (“Trane Grid”), will be distributed or transferred to Trane Holdco, (ii) Trane Grid will be redomiciled to a Delaware corporation and renamed “Trane Technologies Americas Holding Corporation” (Trane Grid, as so renamed, “Trane America”) and (iii) Trane America will become a Guarantor in accordance with Section 9.16(j) of the Amended Credit Agreement and (c) a newly-formed entity, Trane Technologies Global Holding II Company Limited, a Delaware corporation, will become (i) a direct wholly owned subsidiary of Trane Technologies Irish Holdings Unlimited Company, an unlimited company organized under the laws of Ireland, (ii) become the owner of 100% of the equity interests of Trane Lux and (iii) a Guarantor in accordance with Section 9.16(j) of the Amended Credit Agreement (the transactions described in clauses (b) and (c), collectively, the “New Guarantor Designation”; the first date on which each of the Lux Merger and the New Guarantor Designation have all been consummated, the “Transaction Effective Date”);

WHEREAS Trane Parent and the Borrowers have requested that the Banks consent to the Lux Merger and that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned Banks are willing to consent to the Lux Merger and to amend such provisions of the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Consent. The undersigned Banks party hereto (which constitute the Required Banks) hereby consent to the consummation of the Lux Merger; provided that, immediately prior to the consummation of the Lux Merger, (a) Trane Global is not the Borrower on any Borrowing then outstanding and (b) no Letter of Credit issued for the account of Trane Global is then outstanding. Immediately upon the consummation of the Lux Merger, Trane Global shall cease to be a Borrower and a U.S. Borrower for all purposes of the Amended Credit Agreement, and Trane Lux shall continue solely as a Guarantor (and not as a Borrower or an Additional Borrower) for all purposes of the Amended Credit Agreement.

SECTION 2. Amendment Effective Date Amendments. Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Second Amendment” means the Consent and Second Amendment dated as of November 20, 2023, to this Agreement, among Trane Parent, the Borrowers, the Banks party thereto and the Administrative Agent.

“Second Amendment Effective Date” has the meaning assigned to the term “Amendment Effective Date” in the Second Amendment.

(b) Section 1.1 of the Existing Credit Agreement is hereby amended by restating in its entirety the definition of the term “Guarantors” in such Section to read as follows:

“Guarantors” means, collectively, with respect to the Obligations of any Borrower or any Additional Borrower, (a) each Borrower and each Additional Borrower (in each case, other than with respect to its own Obligations), (b) Trane Parent and (c) any other Person that is required to become a Guarantor pursuant to Section 5.10, and “Guarantor” means any one of them. As of the Second Amendment Effective Date, the Guarantors are Trane Parent, Trane Global, Trane Holdco, Trane Ireland, Trane Technologies Lux International Holding Company S.à r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg, TTC LLC and Trane Technologies Irish Holdings Unlimited Company, an unlimited company organized under the laws of Ireland.

(c) Section 5.3 of the Existing Credit Agreement is hereby amended by restating in its entirety such Section to read as follows (added language is represented by bold/underline, and deleted language is represented by ~~strikethrough~~):

SECTION 5.3 Conduct of Business and Maintenance of Existence. Each of Trane Parent and each Borrower will continue, and will cause each Material Subsidiary to continue, to engage in business of the same general type as now conducted by Trane Parent, each Borrower and such Material Subsidiary, and will preserve, renew and keep in full force and effect, and will cause each Material Subsidiary to preserve, renew and keep in full force and effect their respective organizational existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.3 shall prohibit (i) the merger of any Material Subsidiary into any Borrower or Trane Parent or the merger or consolidation of any Material Subsidiary with or into another Person, if the Person surviving such consolidation or merger is a Material Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing, (ii) the termination of the organizational existence of any Material Subsidiary if the applicable Borrower or Trane Parent in good faith determines that such termination is in the best interest of such Borrower or Trane Parent, as the case may be, and is not materially disadvantageous to the Banks, (iii) the merger of any Guarantor (other than Trane Parent, any Borrower or any Additional Borrower) into (A) any other Guarantor (other than a Borrower or an Additional Borrower), (B) any other Person who becomes a Guarantor (other than a Borrower or an Additional Borrower) in accordance with Section 9.16(j) concurrently with such merger, or (C) any Borrower or any Additional Borrower so long as, in the case of this clause (C), such Borrower or such Additional Borrower, as the case may be, is the surviving entity, (iv) the merger of any Borrower or Additional Borrower (other than the Lead Borrower) into any other Borrower, any Additional Borrower or, so long as any such Borrower or Additional Borrower has no outstanding Borrowings at such time and no Letter of Credit issued for the account of such Borrower or Additional Borrower is outstanding at such time, any Guarantor with such Guarantor as the surviving entity, or (v) ~~(iii)~~ any transaction with respect to a Borrower or Trane Parent that is expressly permitted by Section 5.7.

(d) Article V of the Existing Credit Agreement is hereby amended by adding the following new Section 5.10 in the appropriate numerical order:

SECTION 5.10 Additional Guarantors. The Lead Borrower shall cause, promptly upon the occurrence thereof, (a) any Person that guarantees any outstanding Public Debt of Trane Parent, any Borrower or any Additional Borrower (or any of their assignees) and (b) any Person that guarantees the 2021 5-Year Existing Credit Agreement, in each case to become a Guarantor in accordance with Section 9.16(j).

(e) Section 9.6(a) of the Existing Credit Agreement is hereby amended by adding the following text immediately after the text “without the prior written consent of all Banks” in such Section: “(except as a result of a transaction expressly permitted under Section 5.7)”.

(f) Section 9.16(a) of the Existing Credit Agreement is hereby amended by restating in its entirety the first sentence of such Section to read as follows:

In order to induce the Banks to extend credit to the Borrowers and the Additional Borrowers hereunder, each Guarantor hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations of each Borrower and each Additional Borrower (other than the Obligations of such Guarantor in its capacity as a Borrower or an Additional Borrower).

(g) Section 9.16(j) of the Existing Credit Agreement is hereby amended by replacing the text “pursuant to the definition of “Guarantors” in Section 1.1” with the following text: “pursuant to Section 5.10”.(h) Article IX of the Existing Credit Agreement is hereby amended by adding the following new Section 9.21 in the appropriate numerical order:

SECTION 9.21 Acknowledgment of Banks. Each Bank represents and warrants that (a) this Agreement sets forth the terms of a commercial lending facility, (b) in participating as a Bank, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrowers and the Additional Borrowers, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (c) it has, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger or any other Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Bank, and to make, acquire or hold Loans hereunder and (d) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

SECTION 3. Transaction Effective Date Amendments. Effective as of the Transaction Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a) The definition of the term “U.S. Borrower” in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the text “Trane Global” in clause (b) of such definition with the text “[reserved]”.

(b) Section 5.1(h) of the Existing Credit Agreement is hereby amended by replacing the text “Trane Global” with the text “Trane Holdco”.

(c) Each of Exhibits K-1, K-2, K-3 and K-4 to the Existing Credit Agreement is hereby amended by (i) deleting the text “, Trane Technologies Global Holding Company Limited (“Trane Global”)” in such Exhibit and (ii) replacing each occurrence of the text “[Trane Global]” in such Exhibit with the text “Trane Holdco”.

SECTION 4. Representations and Warranties. Each of Trane Parent and the Borrowers represents and warrants to the Administrative Agent and to each of the Banks that:

(a) this Amendment has been duly authorized by all necessary organizational action, executed and delivered by Trane Parent or such Borrower, and each of this Amendment and the Amended Credit Agreement constitutes a valid and binding agreement of Trane Parent or such Borrower, enforceable against Trane Parent or such Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b) the representations and warranties of each Loan Party set forth in the Amended Credit Agreement are true in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof; and

(c) at the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date first above written on which the following are satisfied or waived (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Trane Parent, each of the Borrowers and Banks comprising the Required Banks; and

(b) the Administrative Agent shall have received all expenses payable to the Administrative Agent on or prior to the Amendment Effective Date, including reimbursement or payment of all reasonable out-of-pocket expenses (including the expenses of counsel) required to be reimbursed or paid by the Borrowers under the Existing Credit Agreement or this Amendment, in each case, to the extent invoiced at least two Business Days prior to the Amendment Effective Date.

SECTION 6. Effects of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank, any Issuing Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Banks, the Issuing Banks or the Administrative Agent under the Loan Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle any of Trane Parent or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(c) On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import,

and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Existing Credit Agreement as amended hereby.

(d) This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents.

(e) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Trane Parent or any Borrower under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 7. Counterparts; Electronic Execution. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that (a) the Administrative Agent and each of the Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of each of Trane Parent and the Borrowers without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (b) upon the request of the Administrative Agent or any Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each of Trane Parent and the Borrowers party hereto hereby (i) agrees that for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, Banks and the Borrowers, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Administrative Agent and each of the Banks may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Bank’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of Trane Parent or any Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 9. Incorporation by Reference. The provisions of Sections 9.8 and 9.13 of the Existing Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

[Signature Pages Follow]

1
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TRANE TECHNOLOGIES PLC
TRANE TECHNOLOGIES PLC
By
/s/ Evan M. Turtz
Name: Evan M. Turtz
Title: Senior Vice President, General Counsel and Secretary

TRANE TECHNOLOGIES HOLDCO INC.
By
/s/ Scott R. Williams
Name: Scott R. Williams
Title: Assistant Treasurer

TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED
By
/s/ Scott R. Williams
Name: Scott R. Williams
Title: Assistant Treasurer

TRANE TECHNOLOGIES FINANCING LIMITED
By
/s/ Christopher Donohoe
Name: Christopher Donohoe
Title: Director

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank
By
/s/ Marlon Mathews
Name: Marlon Mathews
Title: Executive Director

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

Bank of America, N.A.
Name of Bank

By:	/s/ Jason Yakabu
Name: Jason Yakabu
Title: Director

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

The Bank of Nova Scotia
Name of Bank

By:	/s/ Kevin D. McCarthy
Name: Kevin D. McCarthy
Title: Director

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

BNP Paribas
Name of Bank

By:	/s/ Rick Pace
Name: Rick Pace
Title: Managing Director

For Banks requiring a second signature block:

By:	/s/ Michael Lefkowitz
Name: Michael Lefkowitz
Title: Director

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

Citibank N.A.
Name of Bank

By:	/s/ Brian Reed
Name: Brian Reed
Title: Vice President

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

Deutshce Bank AG New York Branch
Name of Bank

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

For Banks requiring a second signature block:

By:	/s/ Douglas Darman
Name: Douglas Darman
Title: Director

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

Goldman Sachs Bank USA
Name of Bank

By:	/s/ Dan Martis
Name: Dan Martis
Title: Signatory Authorizer

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

ING Bank N.V., Dublin Branch
Name of Bank

By:	/s/ Louis Gough
Name: Louis Gough
Title: Vice President

By:	/s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

Mizuho Bank, LTD.
Name of Bank

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

MUFG Bank, Ltd.
Name of Bank

By:	/s/ Wolfgang Arbaczewski
Name: Wolfgang Arbaczewski
Title: Authorized Signatory

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

Standard Charter Bank
Name of Bank

By:	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

The Toronto Dominion Bank, New York Branch
Name of Bank

By:	/s/ David Pearlman
Name: David Pearlman
Title: Authorized Signatory

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

U.S. Bank National Association
Name of Bank

By:	/s/ Jason Hall
Name: Jason Hall
Title: Assistant Vice President

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]

BANK SIGNATURE PAGE TO
CONSENT AND SECOND
AMENDMENT TO THE CREDIT
AGREEMENT DATED AS OF APRIL 25,
2022 (AS AMENDED, AMENDED AND
RESTATED, SUPPLEMENTED OR
OTHERWISE MODIFIED), AMONG
TRANE TECHNOLOGIES HOLDCO
INC., TRANE TECHNOLOGIES GLOBAL
HOLDING COMPANY LIMITED, TRANE
TECHNOLOGIES FINANCING LIMITED,
TRANE TECHNOLOGIES PLC, THE
OTHER GUARANTORS PARTY
THERETO, THE BANKS PARTY
THERETO AND JPMORGAN CHASE
BANK, N.A., AS ADMINISTRATIVE
AGENT

Wells Fargo Bank, N.A.
Name of Bank

By:	/s/ Steven Chen
Name: Steven Chen
Title: Vice President

[Signature Page to Consent and Second Amendment to Trane Technologies 2022 Credit Agreement]